UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  May 26, 2006                  Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


            Virginia                                    54-1375874
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 8.01 - OTHER EVENTS


        National Bankshares, Inc. ("NBI") announces that the planned merger of its two wholly-owned bank subsidiaries, the National Bank of Blacksburg and Bank of Tazewell County, was completed on May 26, 2006. NBI subsidiary Bank of Tazewell County merged with and into the National Bank of Blacksburg. As a result of the merger, the National Bank of Blacksburg has 26 office locations throughout Southwest Virginia. All offices will remain open.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  May 26, 2006                 By:     /s/ JAMES G. RAKES
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                                          James G. Rakes
                                          Chairman
                                          President and Chief Executive Officer







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